SECURITY AGREEMENT
                             (All Assets of Debtor)


         Agreement made this 1st day of April, 2002, by and between VIDEOLOCITY INTERNATIONAL, INC. and its wholly owned subsidiary, VIDEOLOCITY TECHNOLOGIES, INC., collectively, herein referred to as Debtor, and that group of holders of promissory notes executed by VIDEOLOCITY INTERNATIONAL, INC., as set forth in Exhibit "B" hereto and incorporated herein by this reference, herein collectively referred to as a "Lender". The security interest in the subject collateral as to each said Lender shall be an undivided percentage interest set forth in Exhibit "B".

         In consideration of the mutual covenants and promises set forth herein, Debtor and Lender agree:


                                   SECTION ONE
                          CREATION OF SECURITY INTEREST

         Debtor hereby grants to Lender a security interest in the collateral described in Section Two to induce Lender to extend the due date on the subject loans evidenced by the Promissory Notes identified in Exhibit "B" hereto by amount and date, and to secure the performance and payment of all loans or credit between Debtor, and Lender, in such sums and amounts as loans or credit may be extended by Lender, and to be payable as may be directed under any agreement extending credit, and to assure the prompt payment by Debtor, to Lender of all indebtedness owing by Debtor to Lender, whether now existing or hereafter incurred.


                                   SECTION TWO
                            DESCRIPTION OF COLLATERAL

         The collateral of this security agreement, herein referred to as collateral, consists of the following described property:

         All assets of Debtor however designated or classified as identified on Exhibit "A" attached hereto and incorporated herein by this reference, and the proceeds from disposition or licensing of said patents and or products created or manufactured through the use of said patents by debtor, its agents or contractors.


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


                                  SECTION THREE
                         DEBTOR'S OBLIGATIONS, GENERALLY

         (a) Payment. Debtor shall pay to Lender all obligations and credit extensions when due under existing agreements or subsequent agreements, including all loans made or credit extended or any renewals or extensions thereof in accordance with the terms of such agreements or notes including the subject Promissory Notes executed by Debtor identified in Exhibit "B" hereto.

         (b) Warranties and Representations. Debtor warrants and covenants that:

         (1) Except for the security interest hereby granted, Debtor has, or on acquisition will have, title to the subject collateral free from any lien, security interest, encumbrance or claim, and Debtor will, at Debtor's expense, defend any action that may affect the Lender's security interest in or Debtor's title to collateral.

         (2) Collateral is used or is to be used primarily for business purposes.

         (3) Debtor is a corporation and it is duly organized and existing under the laws of the State of Nevada and is duly qualified and in good standing in every state in which it is doing business.

         (4) The execution, delivery and performance of this agreement are within the Debtor's corporate powers, have been duly authorized, are not in contravention of law or the terms of Debtor's charter, bylaws or other incorporation papers, or of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

         (5) Debtor shall give Lender written notice of each location in which collateral is or will be kept other than for temporary processing, storage or similar purposes. Except as such notice is given, all collateral is and shall be kept at Debtor's address as it appears at the beginning of this agreement.

         (6) Debtor shall give Lender written notice of each office of Debtor at which records of Debtor pertaining to collateral are kept. Except as such notice is given, all records of Debtor pertaining to the collateral are and shall be kept at Debtor's address as it appears at the beginning of this agreement.

         (7) Subject to any limitations stated therein or in connection therewith, all balance sheets, earning statements and other financial data which have been or may hereafter be furnished Lender to induce it to enter into this agreement or any other agreement or otherwise in connection herewith, do or shall fairly represent the financial condition of Debtor as of the dates and the results of its operations for the periods for which the same are furnished, and all other information, reports and other papers and data furnished to Lender are, or shall be at the time

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

they are so furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter.

         (c) Performance of Agreement. Debtor shall perform all covenants and agreements set forth in this security agreement.


                                  SECTION FOUR
                               LENDER'S OBLIGATION

         Lender shall extend the due date of the Notes identified in Exhibit "B" to September 1, 2002 in consideration for Debtor granting this security interest, but Lender shall not be under any obligation to grant additional extensions of credit to Debtor and may terminate grants of credit (other than the subject loan) to Debtor at any time without cause. Debtor shall remain liable and the security agreement shall be in force as long as Debtor has any outstanding obligation to Lender whether arising under the identified Notes or other extension of credit now existing or hereafter incurred.


                                  SECTION FIVE
                             PROCEEDS OF COLLATERAL

         Debtor hereby grants to Lender a security interest in and to all proceeds of collateral as defined by Utah Code Annotated. This provision shall not be construed to mean that Debtor is authorized to sell, lease, or dispose of collateral without the prior consent of Lender, except in the ordinary course of Debtor's business.


                                   SECTION SIX
                         DECREASE IN VALUE OF COLLATERAL

         If in the reasonable judgment of Lender, collateral materially decreases in value, (which shall not be exercised unless there is at least a 20% diminution in value of the collateral), Debtor shall within 10 days after written request either provide additional security reasonably sufficient to satisfy Lender or arrange to reduce the total indebtedness by an amount sufficient to satisfy Lender.


                                  SECTION SEVEN
                               FINANCING STATEMENT

         At the request of Lender, Debtor will join in executing or will execute, as appropriate, all necessary financing statements in all states and provinces as the Lender, in its sole discretion deem appropriate, in a form satisfactory to Lender, and Debtor will pay the cost of filing such statements. Debtor will further execute all other instruments deemed, under prudent business standards, to be necessary by Lender to perfect its security interest as granted herein and pay the cost of filing such instruments. Debtor warrants that no financing statement covering the collateral or any part thereof or any proceeds thereof is presently on file in any public office in conflict with Lender's security interest in the collateral.

                                  SECTION EIGHT
                    LOCATION AND IDENTIFICATION OF COLLATERAL

         As to all collateral that is tangible personal property, Debtor will keep such collateral separate and identifiable and at Debtor's address showing in this agreement, and will not remove collateral from such address without the prior written consent of Lender except in the ordinary course of business of Debtor.


                                  SECTION NINE
                                    INSURANCE

         As to all collateral that is tangible personal property, Debtor shall insure collateral with companies acceptable to Lender against casualties and in such amounts as Lender shall require. Such insurance shall be for the benefit of Debtor and Lender as their interests may appear. Lender is hereby authorized to collect sums that may become due that is insuring the collateral under any such insurance policies and apply the sums to the obligations hereby secured.


                                   SECTION TEN
                              TAXES AND ASSESSMENTS

         Debtor shall promptly pay when due all taxes and assessments on collateral or for its use and operation.


                                 SECTION ELEVEN
                            PROTECTION OF COLLATERAL

         Debtor shall keep collateral in good order and repair ordinary wear and tear excepted and shall not waste or destroy collateral or any part thereof. Further, Debtor shall not use collateral in violation of any statute or ordinance. Lender shall have the right, by or through any of its officers, agents, attorneys or accountants, to examine and inspect collateral at any reasonable time, including the right to make extracts from Debtor's books and records and to arrange for verification of depreciation accounts and transfers, under reasonable procedures, directly with account Debtors or by other methods.

                                 SECTION TWELVE
                            REIMBURSEMENT OF EXPENSES

         At the option of Lender and at any time, Lender may discharge taxes, liens, or other encumbrances on collateral which non-discharge would endanger or impair Lender's security interest and, perform or cause to be performed for and on behalf of Debtor any action, condition, obligation, or covenant that Debtor fails or refuses to perform, or pay for the repair, maintenance and preservation of collateral which non-discharge would endanger or impair Lender's security interest. All sums so expended by Lender shall bear interest from the date of payment at the default rate specified in the Notes, whether or not said Notes shall have been discharged, and shall be payable at the place designated in the above-mentioned Notes, and shall be secured by this Security Agreement.


                                SECTION THIRTEEN
                          TIME SHALL BE OF THE ESSENCE

         In performing any act under this agreement and the obligations and note secured hereby, TIME SHALL BE OF THE ESSENCE.


                                SECTION FOURTEEN
                                     WAIVER

         The failure of Lender to exercise any right or remedy, including acceptance by Lender of partial or delinquent payments, shall not constitute a waiver of any obligation of Debtor or right of Lender or constitute a waiver of any other similar default subsequently occurring.


                                 SECTION FIFTEEN
                                     DEFAULT

         If Debtor fails to pay any amount payable on the above mentioned Notes or on any other indebtedness secured hereby, or shall fail to observe or perform any of the provisions of this agreement, or of any other agreements as herein mentioned, Debtor shall be in default. In addition, any or all of the liabilities of Debtor to Lender shall, at the option of Lender but subject to any time allowed by any instrument evidencing a liability, including the notice provisions in the Notes the subject of this security interest, be immediately due and payable without notice or demand on the occurrence of any of the following events:

         (a) The making by Debtor of any misrepresentation to Lender for the purpose of obtaining credit or an extension of credit;

         (b) The failure of Debtor after request by Lender to furnish financial information or to permit the inspection of books or records;

         (c) The issuance of an injunction or attachment against property of Debtor;

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

         (d) The insolvency of Debtor or of any endorser, guarantor, or surety on any liability of Debtor to Lender;

         (e) A change in the condition or affairs, financial or otherwise, of Debtor as in the opinion of Lender impairs Lender's security or increases its risk;

         (f) Default of Debtor under any loan, credit or other agreement to which Lender is also a party.


                                 SECTION SIXTEEN
                                    REMEDIES

         On any such default or election by Lender under Section Fifteen of this Agreement, and at any time thereafter:

         (a) Lender may declare all obligations secured hereby immediately due and payable and may proceed to enforce payment and exercise any and all other rights and remedies provided by the Utah Commercial Code, as well as any and all other rights and remedies possessed by Lender.

         (b) Lender shall have the right to remove collateral from Debtor's premises. Lender may require Debtor to assemble collateral and make it available to Lender at any place to be designated by Lender that is reasonably convenient to both parties. For purposes of removal and possession of collateral, Lender or its representatives may enter any premises of Debtor without legal process, and Debtor hereby waives and releases Lender of and from any and all claims in connection therewith or arising therefrom.

         (c) Unless collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give Debtor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein, or such address as Debtor may hereafter establish for conducting its business and shall notify Lender thereof, in writing, at least ten (10) days before the time of sale or disposition. Expenses of retaking, holding, preparing for sale, selling, or the like shall include reasonable attorney's fees and legal expenses of Lender.

                                SECTION SEVENTEEN
                                  GOVERNING LAW

         The validity of this security agreement and any provision thereof shall be determined under and be construed according to the laws of the State of Utah, and all obligations of the parties created hereunder are to be performed in the State of Utah.

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

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

Debtor:

VIDEOLOCITY INTERNATIONAL, INC.               VIDEOLOCITY TECHNOLOGIES, INC.

by__________________________________          by________________________________
    its C.E.O.                                    its C.E.O.

Attest:                                       Attest:
____________________________________          __________________________________
Secretary                                     Secretary


Lender:                                       CROWN JEWELS, LLC

_______________________________________       by________________________________
David B. Edwards                                  Its Member/Manager

_______________________________________
Lynette Edwards
                                              ISOZ, L.C.

_______________________________________       by________________________________
Bennie L. Williams                                Its Member/Manager

_______________________________________
Larry R. McNeill                              James C. Davis Trust 12/19/91


TO BE NAMED:___________________________       by________________________________
                                                  Its Trustee

by_____________________________________       W.A.J. ENTERPRISES, LLC

                                              by________________________________
                                                  Member/Manager



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



                                   EXHIBIT "A"
                            DESCRIPTION OF COLLATERAL


All patents issued or to be issued on those items as identified in the following Provisional Patent Applications made by Videolocity Technologies, Inc.

     "Videolocity Digital Entertainment Solution"
          Application No. 60/297,791;
     "Videolocity Video Encoding & Compression Process"
          Application No. 60/336,703;
     "Videolocity Graphical User Interface"
          Application No. 60/336,701;
     "Videolocity Embedded Software Image"
          Application No. 60/336,702;
     "Videolocity Proprietary PCI Video Card"
          Application No. 60/338/772.
     "Videolocity Digital Entertainment System - Linux Version"
          Application Filed.

These patents embrace the proprietary technology and intellectual property presently owned and held by Videolocity Technologies, Inc., a wholly owned subsidiary of Videolocity International, Inc.




VIDEOLOCITY INTERNATIONAL, INC
                                             Attest:

by___________________________                ________________________________
    its C.E.O.                                 Secretary




VIDEOLOCITY TECHNOLOGIES, INC
                                             Attest:

by___________________________                ________________________________
    its C.E.O.                                 Secretary

                                   EXHIBIT "B"

------------------------------------------------------------------------------------------------------
          PROMISSORY NOTES TO BE COLLATERALIZED BY PATENTED TECHNOLOGY
                    OWNED BY VIDEOLOCITY INTERNATIONAL, INC.
------------------------------------------------------------------------------------------------------
                                                                                    % Ownership in
          LENDER                        NOTE DATE                   AMOUNT          Sec Agreement
------------------------------------------------------------------------------------------------------
David B. Edwards and
Lynette Edwards, JTTEN                 July 30, 2001              $100,000.00             6.67%
------------------------------------------------------------------------------------------------------
Crown Jewels, LLC                      August 24, 2001            $100,000.00             6.67%
------------------------------------------------------------------------------------------------------
Bennie L. Williams                     August 24, 2001            $100,000.00             6.67%
------------------------------------------------------------------------------------------------------
ISOZ, LC.                              July 31, 2001              $215,000.00             14.32%
------------------------------------------------------------------------------------------------------
Larry R. McNeill                       July 31, 2001              $135,000.00             9.00%
------------------------------------------------------------------------------------------------------
James C. Davis Trust 12/19/91          July 30, 2001              $100,000.00             6.67%
------------------------------------------------------------------------------------------------------
W.A.J. Enterprises, LLC                December 6, 2001           $300,000.00            20.00%
------------------------------------------------------------------------------------------------------
TO BE NAMED                                                       $450,000.00            30.00%
------------------------------------------------------------------------------------------------------
TOTAL                                                           $1,500,000.00           100%
------------------------------------------------------------------------------------------------------



VIDEOLOCITY INTERNATIONAL, INC
                                             Attest:

by___________________________                ________________________________
    its C.E.O.                                 Secretary




VIDEOLOCITY TECHNOLOGIES, INC
                                             Attest:

by___________________________                ________________________________



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